UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

May 4, 2026

Date of report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement. On May 4, 2026, Renasant Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc. and Stephens Inc., as representatives of the underwriters listed on Schedule I to the Underwriting Agreement, for the issuance and sale of $300 million aggregate principal amount of its 6.25% Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”), at a public offering price equal to 100% of the aggregate principal amount of the Notes.

The offering of the Notes closed on May 7, 2026. The net proceeds from the sale of the Notes to the Company were approximately $295.7 million, after deducting underwriting discounts and estimated expenses. The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes, including the potential redemption of $40 million aggregate principal amount outstanding of its 5.50% Fixed-to-Floating Rate Subordinated Notes due September 1, 2031.

The Notes were sold pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-284828) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2025, and were offered to the public pursuant to a prospectus supplement, dated May 4, 2026, supplementing the prospectus, dated February 11, 2025, which is contained in and forms a part of the Registration Statement.

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of the Notes is not a representation that there has not been any change in the condition of the Company. The Company also agreed to indemnify the underwriters against certain liabilities arising out of or in connection with the sale of the Notes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Indenture and Notes. The Notes have been issued under a Subordinated Indenture dated as of August 22, 2016 (the “Base Indenture”) by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by that certain Fifth Supplemental Indenture dated as of May 7, 2026, between the Company and the Trustee (the “Fifth Supplemental Indenture” and together with the Base Indenture, as previously supplemented, the “Indenture”). The terms of the Notes are set forth in, and such Notes are governed by, the Base Indenture and the Fifth Supplemental Indenture.

The Notes will mature on June 1, 2036. From and including May 7, 2026, to but excluding June 1, 2031 or the date of earlier redemption, the Company will pay interest on the Notes semi-annually in arrears on each June 1 and December 1 commencing December 1, 2026, at a fixed annual interest rate equal to 6.25%. From and including June 1, 2031, to, but excluding the maturity date or earlier redemption date of the Notes, the Company will pay interest on the Notes at a floating per annum rate equal to a Benchmark rate (which is expected to be Three-Month Term SOFR) (each as defined in the Indenture), plus 245 basis points, payable quarterly in arrears on each March 1, June 1, September 1 and December 1 commencing on September 1, 2031; provided, however, that in the event the Benchmark rate is less than zero, the Benchmark rate shall be deemed to be zero.

The Company may, beginning with the interest payment date of June 1, 2031, and on any interest payment date thereafter, redeem the Notes, in whole or in part, from time to time, subject to obtaining the prior approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) (or, as and if applicable, the rules of any appropriate successor bank regulatory agency) to the extent such approval is then required under the rules of the Federal Reserve (or such successor bank regulatory agency), at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the date of redemption. The Company may also redeem the Notes at any time prior to their maturity, including prior to June 1, 2031, in whole, but not in part, subject to obtaining the prior approval of the Federal Reserve (or, as and if applicable, the rules of any appropriate successor bank regulatory agency) to the extent such approval is then required under rules of the Federal

Reserve (or such successor bank regulatory agency), if (i) a change or prospective change in law occurs that could prevent us from deducting interest payable on the Notes for U.S. federal income tax purposes, (ii) a subsequent event occurs that could preclude the Notes from being recognized as Tier 2 Capital for regulatory capital purposes, or (iii) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended, in each case, at a redemption price equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to, but excluding, the redemption date. There is no sinking fund for the benefit of the Notes, and the Notes are not convertible into, or exchangeable for, equity securities, other securities, or assets or property of the Company or its subsidiaries.

There is no automatic acceleration, or right of acceleration, in the case of default in the payment of principal of, premium, if any, or interest on the Notes, or in the performance of any of the Company’s other obligations under the Notes or the Indenture. The Indenture provides that holders of the Notes may accelerate payment of indebtedness only upon the Company’s or Renasant Bank’s insolvency, receivership, conservatorship, reorganization or similar proceedings, or if there is a liquidation or winding up of the Company’s business.

The Notes are the unsecured, subordinated obligations of the Company and rank (i) junior in right of payment and upon the Company’s liquidation to any of the Company’s existing and all future Senior Indebtedness (as defined in the Indenture); (ii) junior in right of payment and upon the Company’s liquidation to any of the Company’s existing and all of its future general creditors; (iii) equal in right of payment and upon the Company’s liquidation with any of the Company’s existing and all of its future indebtedness the terms of which provide that such indebtedness ranks equally with the Notes and (iv) senior in right of payment and upon the Company’s liquidation to any of the Company’s existing junior subordinated debentures and any of its future indebtedness the terms of which provide that such indebtedness ranks junior in right of payment to note indebtedness such as the Notes. The Notes are effectively subordinated to the Company’s future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and structurally subordinated to the existing and future indebtedness of the Company’s subsidiaries, including, without limitation, depositors of Renasant Bank, liabilities to general creditors and liabilities arising in the ordinary course of business or otherwise.

The foregoing descriptions of the Base Indenture, the Fifth Supplemental Indenture and the Notes are not complete and are each qualified in their entirety by reference to the complete text of the Fifth Supplemental Indenture and the form of Note, copies of which are attached as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference and the Base Indenture, which is incorporated herein by reference as Exhibit 4.1 hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 4, 2026, the Company issued a press release announcing the pricing of its offering of the Notes, which is furnished hereto as Exhibit 99.1.

This Current Report on Form 8-K, including the Exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated May 4, 2026, between Renasant Corporation and Keefe, Bruyette & Woods, Inc. and Stephens Inc., as representatives of the underwriters named therein.

4.1	Subordinated Indenture, dated August 22, 2016, between Renasant Corporation and Wilmington Trust, National Association, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Form 8-K of Renasant Corporation filed with the SEC on August 22, 2016.

4.2	Fifth Supplemental Indenture, dated May 7, 2026, between Renasant Corporation and Wilmington Trust, National Association, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Form 10-Q of Renasant Corporation filed with the SEC on May 7, 2026.

4.3	Form of 6.25% Fixed-to-Floating Rate Subordinated Note due 2036 (included in Exhibit 4.2).

4.4	Form T-1 (Statement of Eligibility of Trustee) filed with the SEC on May 4, 2026 (File No. 333-284828) is incorporated herein by reference.

5.1	Opinion of Phelps Dunbar LLP regarding the legality of the Notes, under Mississippi law.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the Notes, under New York law.

23.1	Consent of Phelps Dunbar LLP (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

99.1	Press release dated May 4, 2026.

104	The cover page of Renasant’s Form 8-K is formatted in Inline XBRL.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This report, including the exhibits furnished herewith, may contain, or incorporate by reference, statements about the Company that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects”, “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” or similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into the Company, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities we have acquired or may acquire; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) our ability to remediate the material weakness in the Company’s internal control over financial reporting identified in our Annual Report on Form 10-K for the fiscal year ended December 1, 2025; (vi) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring, mortgage lending and auto lending industries; (vii) the financial resources of, and products available from, competitors; (viii) changes in laws and regulations as well as changes in accounting standards; (ix) changes in governmental and regulatory policy, whether applicable specifically to financial institutions or impacting the United States generally (such as, for example, changes in trade policy); (x) changes in the securities and foreign exchange markets; (xi) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xii) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment portfolio; (xiii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiv) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xv) general economic, market or business conditions, including the impact of inflation; (xvi) changes in demand for loan and deposit products and other financial services; (xvii) concentrations of deposit or credit exposure; (xviii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xix) losses resulting from fraudulent activity, including loan and deposit fraud and social engineering attacks targeting our customers, employees and third party vendors; (xx) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses, including as a result of sophisticated attacks using artificial intelligence (“AI”) and similar tools; (xxi) civil unrest, natural disasters, epidemics and other catastrophic events in or near the Company’s geographic area; (xxii) geopolitical conditions, including acts or threats of terrorism and actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxiii) the impact, extent and timing of technological changes, including the rapid development of AI technologies; and (xxiv) other circumstances, many of which are beyond management’s control.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: May 7, 2026	By:	/s/ Kevin D. Chapman
Kevin D. Chapman
President and Chief Executive Officer